Dreyfus
Premier NexTech
Fund


SEMIANNUAL REPORT
October 31, 2000
(reg.tm)







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents
                                 THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements


                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover




                                                                Dreyfus Premier
                                                                   NexTech Fund
                                                                      The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this report for Dreyfus Premier NexTech Fund, covering the period from the fund's inception date on June 26, 2000 to October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

The Standard & Poor's 500 Composite Stock Price Index, a broad measure of large-cap stock performance, dropped approximately 1% during the reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs; however, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier NexTech Fund.

Sincerely,



Stephen E. Canter
[Canter signature logo]
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000


DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

HOW DID DREYFUS PREMIER NEXTECH FUND PERFORM RELATIVE TO ITS BENCHMARK?

During the period between the fund's inception on June 26, 2000 and October
31, 2000, Dreyfus Premier NexTech Fund produced a total return of -3.04% for Class A shares, -3.28% for Class B shares, -3.28% for Class C shares and -3.04% for Class T shares. (1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced a total return of -15.00% from June 30, 2000 to October 31, 2000.(2)

We generally manage the fund with a long-term perspective. We believe that the reporting period of approximately four months since the fund's inception is too short a time to realistically assess the fund's performance. With that said, however, we believe the fund's outperformance of its benchmark was due to our holdings in higher quality communications-related companies that in general performed well despite market volatility. The fund's near-term absolute performance we believe was due to heightened market volatility caused by a shift in investor sentiment away from the technology sector. In addition, some investors may have accelerated the technology sector's recent decline by selling stocks at a loss, thereby offsetting taxable gains realized earlier in the year.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks capital appreciation. To pursue this goal, we invest primarily in stocks of growth companies that we believe have the potential to become leading producers or beneficiaries of technological innovation. The fund generally holds between 30 and 40 securities in specialized technology sectors, and has no restrictions on the size of the companies in which it can invest.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless communications services, equipment and component suppliers, data storage devices and networks, computer hardware and software, and semiconductors. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are purchased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign securities and up to an aggregate of 10% of its assets in private equity securities of venture capital companies and in venture capital funds.

When choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may currently be experiencing losses.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Since the fund began operations, a shift in market sentiment adversely influenced the performance of technology stocks, including stocks which trade on the Nasdaq. Technology stocks drove the stock market's advance well before the fund's inception and, as a result, some technology companies had appreciated to lofty valuations that may not have been justified by their current business fundamentals. After the fund's inception, market sentiment shifted dramatically away from technology stocks after investors became concerned that the Federal Reserve Board's efforts to slow economic growth might cause demand for new technologies to slacken.

Despite near-term market conditions, and consistent with our long-term perspective, we invested the fund's assets in technology businesses that we believe have future growth potential. Approximately 90% of the fund's assets since its inception were invested in fast-growing companies producing or benefiting from technologies that are less than three years old. Core investments include young technology companies such as Palm, the maker of popular hand-held computers; JDS Uniphase, a designer and manufacturer of advanced fiber optic products for the telecommunications and cable television industries; and AudioCodes, ADR, a key participant in the exploding market for Internet-based telephony services. Our investment in Kestrel Solutions, a company that is focused on supplying equipment for the ultra-long haul optical communications sector, was the fund's first investment in a private equity offering.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have continued to focus primarily on companies that our research indicates may benefit from the development and commercialization of new technologies. Accordingly, as of October 31, 2000, we have primarily emphasized companies in the optical communications, digital data storage and wireless Internet segments of the technology sector.

Because of the high valuations that characterize many of today's fast-growing technology companies, we would like to again remind our shareholders that technology stocks are likely to experience high levels of volatility, and investors should not be surprised to see periodic and significant advances and declines. We strive to manage these risks by focusing on fundamentally sound companies over the long term.

November 15, 2000


(1) Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

(2) SOURCE: LIPPER INC. -- Reflects the reinvestment of gross dividends and, where applicable, capital gain distributions. The Nasdaq Composite Index measures the market value of all the domestic and foreign common stocks listed on the Nasdaq stock market. Price changes in each security affect either a rise or fall in the index, in proportion to the security's market value. The market value -- the last sale price multiplied by total shares outstanding -- is calculated continually throughout the day. The index includes the securities of more than 5,300 companies representing a wide array of industries. Total return figures for the fund's benchmark are calculated monthly and therefore, return figures can only be provided on a month-end basis.

                                                                      The Fund

STATEMENT OF INVESTMENTS
October 31, 2000 (Unaudited)



COMMON STOCKS--68.5%                                   Shares       Value ($)

BIOTECHNOLOGY--2.9%
Human Genome Sciences                                 110,000 a     9,722,969

DATA STORAGE--7.1%
Brocade Communications Systems                         52,000 a    11,823,500
Network Appliance                                     100,000 a    11,900,000
                                                                   23,723,500
HARDWARE--5.6%
Palm                                                  175,000 a     9,373,437
Research in Motion                                     93,000 a     9,300,000
                                                                   18,673,437
INTERNET--2.2%
VeriSign                                               57,000 a     7,524,000

NETWORKING--10.0%
Finisar                                                40,000 a     1,152,500
Juniper Networks                                       62,000 a    12,090,000
Proxim                                                200,000 a    12,125,000
Sycamore Networks                                     127,500 a     8,064,375
                                                                   33,431,875
SEMICONDUCTORS--7.7%
ARM Holdings, ADR                                     270,000 a     8,100,000
PMC-Sierra                                             45,000 a     7,627,500
Xilinx                                                140,000 a    10,141,250
                                                                   25,868,750
SEMIEQUIPMENT--2.2%
Cree                                                   74,000 a     7,344,500

SOFTWARE--8.4%
Ariba                                                  75,000 a     9,478,125
Art Technology Group                                   60,000 a     3,765,000
BEA Systems                                           158,000 a    11,336,500
Nuance Communications                                  40,000 a     3,450,000
                                                                   28,029,625
TECHNOLOGY--2.4%
Altera                                                200,000 a     8,187,500

TELECOMMUNICATION EQUIPMENT--15.8%
AudioCodes, ADR                                       190,000 a     7,516,875
CIENA                                                  80,000 a     8,410,000
GlobeSpan                                              90,000 a     6,924,375
JDS Uniphase                                           80,800 a     6,575,100


COMMON STOCKS (CONTINUED)                               Shares       Value ($)

--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT (CONTINUED)
Microtune                                             221,500 a     6,229,688
Redback Networks                                       75,000 a     7,982,813
SDL                                                    35,500 a     9,203,375
                                                                   52,842,226
TELECOMMUNICATION SERVICES--4.2%
ITXC                                                  670,000 a     7,076,875
McLeodUSA, Cl. A                                      365,000 a     7,026,250
                                                                   14,103,125
TOTAL COMMON STOCKS
  (cost $220,352,493)                                             229,451,507
--------------------------------------------------------------------------------

                                                    Principal
CORPORATE BONDS--1.2%                               Amount ($)       Value ($)
--------------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub.Notes,
  5.50%, 7/15/2005
  (cost $4,000,000)                                 4,000,000 b     3,980,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--44.2%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS:
  6.04%, 11/16/2000                                   100,000          99,752
  5.85%, 11/24/2000                                10,000,000       9,961,900
  6.12%, 12/7/2000                                 10,835,000      10,769,232
  6.04%, 12/14/2000                                16,169,000      16,052,098
  5.97%, 12/21/2000                                 6,897,000       6,836,237
  5.98%, 12/28/2000                                17,240,000      17,071,220
  6.10%, 1/4/2001                                     921,000         910,989
  6.04%, 1/11/2001                                  3,212,000       3,173,167
--------------------------------------------------------------------------------
  6.14%, 1/18/2001                                 72,169,000      71,206,987
  6.15%, 1/25/2001                                 12,000,000      11,824,900
TOTAL SHORT-TERM INVESTMENTS
  (cost $147,919,733)                                             147,906,482
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $372,272,226)                     113.9%  381,337,989

LIABILITIES, LESS CASH AND RECEIVABLES                    (13.9%) (46,455,623)

NET ASSETS                                                100.0%  334,882,366

(a)  Non-income producing.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, this security amounted to $3,980,000 or approximately 1.2% of net assets.

See  notes to financial statements.

                                                                      The Fund


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)


--------------------------------------------------------------------------------------
                                                                 Cost          Value
--------------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of Investments    372,272,226   381,337,989
Cash                                                                       1,172,490
Receivable for investment securities sold                                  7,073,215
Receivable for shares of Beneficial Interest subscribed                    1,875,171
Interest receivable                                                           57,444
Prepaid expenses and other assets                                             55,451
                                                                         391,571,760
---------------------------------------------------------------------------------------
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                678,669
Payable for investment securities purchased                               55,018,304
Payable for shares of Beneficial Interest redeemed                           709,794
Accrued expenses and other liabilities                                       282,627
                                                                          56,689,394
---------------------------------------------------------------------------------------
NET ASSETS ($)                                                           334,882,366
---------------------------------------------------------------------------------------
COMPOSITON OF NET ASSETS ($):
Paid-in capital                                                          372,555,712
Accumulated investment (loss)                                             (1,548,991)
Accumulated net realized gain (loss) on investments                      (45,190,118)
Accumulated net unrealized appreciation (depreciation)
  on investments-Note 4(b)                                                 9,065,763
----------------------------------------------------------------------------------------
NET ASSETS ($)                                                           334,882,366
----------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
                                   Class A       Class B       Class C     Class T
Net Assets ($)                  131,220,180   140,050,526   54,628,277     8,983,383
Shares Outstanding               10,822,488    11,580,486    4,517,419       740,924
----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)         12.12         12.09        12.09         12.12

See notes to financial statements.

8

STATEMENT OF OPERATIONS
From June 26, 2000 (commencement of operations) to
October 31, 2000 (Unaudited)

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,206,885

EXPENSES:

Management fee--Note 3(a)                                            1,567,537
Distribution fees--Note 3(b)                                           468,686
Shareholder servicing costs--Note 3(c)                                 350,373
Registration fees                                                      116,693
Auditing fees                                                           40,150
Custodian fees-Note 3(c)                                                11,727
Trustees' fees and expenses--Note 3(d)                                   7,812
Legal fees                                                               6,667
Prospectus and shareholders' reports                                     5,133
Miscellaneous                                                            2,098
TOTAL EXPENSES                                                       2,576,876
INVESTMENT (LOSS)                                                   (1,369,991)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON  INVESTMENTS--NOTE  4 ($):
Net Realized gain (loss) on investments:
  Long transactions                                                (43,464,204)
  Short sale transactions                                           (1,725,914)
NET REALIZED GAIN (LOSS)                                           (45,190,118)
Net unrealized appreciation (depreciation) on investments            9,065,763
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (36,124,355)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (37,494,346)

See notes to financial statements.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS
From June 26, 2000 (commencement of operations) to
October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                    (1,369,991)
Net  realized  gain  (loss)  on  investments                        (45,190,118)
Net unrealized appreciation (depreciation) on investments             9,065,763
NET INCREASE (DECREASE) IN NET ASSETS RESULIING FROM OPERATIONS     (37,494,346)
--------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:
Class A shares                                                   155,940,947
Class B shares                                                   159,290,283
Class C shares                                                    63,297,897
Class T shares                                                    10,203,184
Cost of shares redeemed:
Class A shares                                                   (10,318,018)
Class B shares                                                    (3,610,797)
Class C shares                                                    (2,114,376)
Class T shares                                                      (412,408)
INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                               372,276,712
TOTAL INCREASE (DECREASE) IN NET ASSETS                          334,782,366
--------------------------------------------------------------------------------
NET ASSETS ($):
Beginning of Period                                                  100,000
END OF PERIOD                                                    334,882,366

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
CLASS A
Shares sold                                                       11,559,921
Shares redeemed                                                     (739,433)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     10,820,488
--------------------------------------------------------------------------------
CLASS B
Shares sold                                                       11,832,492
Shares redeemed                                                     (254,006)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      11,578,486
--------------------------------------------------------------------------------
CLASS C
Shares sold                                                        4,664,074
Shares redeemed                                                     (148,655)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      4,515,419
--------------------------------------------------------------------------------
CLASS T
Shares sold                                                          769,497
Shares redeemed                                                      (30,573)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        738,924

See notes to financial statements.

                                                                     The Fund

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from June 26, 2000 (commencement of of operations to October 31, 2000. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would be increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


------------------------------------------------------------------------------------
                                           Class A    Class B    Class C    Class T
                                            Shares     Shares     Shares     Shares
------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period         12.50      12.50      12.50      12.50
Investment Operations:
Investment (loss) (a)                         (.04)      (.08)      (.08)      (.06)
Net realized and unrealized gain (loss)
  on investments                              (.34)      (.33)      (.33)      (.32)
Total from Investment Operations              (.38)      (.41)      (.41)      (.38)
Net asset value, end of period               12.12      12.09      12.09      12.12
-------------------------------------------------------------------------------------
TOTAL RETURN (%) B,C                         (3.04)     (3.28)     (3.28)     (3.04)
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets c      .71        .97        .97        .80
Ratio of investment (loss)
  to average net assets (c)                   (.30)      (.56)      (.57)      (.39)
Portfolio Turnover Rate (c)                 176.88     176.88     176.88     176.88
-------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)      131,220    140,051     54,628      8,983

(a)  Based on average shares outstanding at each month end.
(b)  Exclusive of sales charge.
(c)  Not annualized.

See notes to financial statements.


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Opportunity Funds (the "Company") had no operations until June 26, 2000 (commencement of operations) other than matters relating to its organization and registration as a diversified open-end management investment company under the Investment Company Act of 1940 (the "Act") and the securities Act of 1933 and the sale and issuance of 2,000 shares of Beneficial Interest ("Initial Shares") to each of Class A, Class B, Class C and Class T, respectively, of the Dreyfus Premier NexTech Fund (the "fund") to The Dreyfus Corporation (the "Manager"). The Company operates as a series company currently offering two series. The fund's investment objective is capital appreciation. The Manager serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares. The fiscal year end of the fund is April 30.

The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                     The Fund

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $12,653 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. After the funds first year of operations, it may vary from .50% to 2.50% depending on the fund's performance compared to the NASDAQ Composite Index.

                                                                     The Fund

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $335,238, $125,717 and $7,731 respectively, pursuant to the Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $99,873, $111,746, $41,906 and $7,731, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $73,219 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $11,727 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended October 31, 2000, the fund incurred total brokerage commissions of $213,959, of which, $40,244 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--SECURITIES TRANSACTIONS:

(a) The following summarizes the amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000:

                                Purchases ($)          Sales ($)
--------------------------------------------------------------------------------
Long transactions                 664,315,540        396,550,671
Short sale transactions           229,411,344        227,685,430
   TOTAL                          893,726,884        624,236,101

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2000, there were no open securities sold short.

(B) At October 31, 2000, accumulated net unrealized appreciation on investments was $9,065,763, consisting of $26,829,684 gross unrealized appreciation and $17,763,921 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

FOR MORE INFORMATION

DREYFUS PREMIER
NEXTECH FUND
200 Park Avenue
New York, NY 10166

MANAGER

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To Obtain Information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtis Boulevard
Uniondale, NY 11556-0144